                                                                    Exhibit 99.2
United National Bancorp
Consolidated Financial Highlights
March 31, 2003
(Dollars in Thousands, Except Share Data)

                                                                Three Months Ended
                                                     ----------------------------------------
                                                      March 31,    December 31,    March 31,
                                                         2003          2002           2002
                                                     -----------   ------------   -----------
Results of Operations:
Net Income                                           $     7,567   $     7,765    $     3,953
Net Income per Common Share:
      Basic                                                 0.40          0.40           0.27
      Diluted                                               0.40          0.40           0.27
      Dividends Declared per Common Share                   0.20          0.20           0.20

Financial Ratios:
Return on Average Assets                                    1.06%         1.06%          0.81%
Return on Average Stockholders' Equity                     11.46%        11.24%         10.13%
Net Interest Margin (Taxable Equivalent Basis)              3.88%         3.99%          4.19%
Efficiency Ratio (1)                                       65.21%        59.27%         60.41%

Cash-Based Profitability: (2)
Net Income                                                 8,035         8,401          4,172
Earnings per Diluted Share                                  0.42          0.43           0.28
Return on Average Tangible Assets                           1.16%         1.19%          0.85%
Return on Average Tangible Stockholders' Equity            18.56%        18.33%         11.04%

Financial Condition:
Period End:
Securities, net                                      $   948,098   $   873,236    $   598,485
Total Loans                                            1,740,818     1,665,069      1,256,404
Allowance for Loan Losses                                 21,484        20,407         16,344
Total Assets                                           2,977,145     2,867,699      1,997,252
Deposits                                               2,179,716     2,153,408      1,403,567
Total Stockholders' Equity                               265,844       264,680        149,513
Book Value per Share                                       14.04         13.93          10.22

Common Shares Outstanding                             18,941,309    18,999,035     14,635,617

Capital Adequacy:
Tier I Leverage Ratio                                       7.54%         7.40%          9.86%
Tier I Capital to Risk-Weighted Assets                     10.21%        10.34%         12.38%
Tier I & Tier II Capital to Risk-Weighted Assets           11.25%        11.36%         13.42%
Equity To Assets                                            8.93%         9.23%          7.49%

Asset Quality:
Non-Accrual Loans                                    $    13,957   $    14,029    $    10,762
Loans Past Due 90 Days but Still Accruing                  1,868         1,720          1,378
Assets Acquired in Foreclosure                               985           600            102
                                                     -----------   -----------    -----------
   Total Non-Performing Assets                       $    16,810   $    16,349    $    12,242
                                                     -----------   -----------    -----------
Non-Performing Assets to Total Loans and
   Assets Acquired in Foreclosure                           0.97%         0.98%          0.97%

Allowance for Loan Losses:
Beginning of Period                                  $    20,407   $    20,765    $    12,478
Net Charge-Offs:
   Charge-Offs                                              (480)       (1,722)          (928)
   Less: Recoveries                                           87           164            169
                                                     -----------   -----------    -----------
      Net Charge-Offs                                       (393)       (1,558)          (759)
Provision for Loan Losses                                  1,470         1,200          4,625
                                                     -----------   -----------    -----------
End of Period                                        $    21,484   $    20,407    $    16,344
                                                     ===========   ===========    ===========

Allowance for Loan Losses to Total Loans                    1.23%         1.23%          1.30%
Allowance for Loan Losses to Non-Performing Loans         135.76%       129.58%        134.63%
Allowance for Loan Losses to Non-Performing Assets        127.80%       124.82%        133.51%

----------
(1) The efficiency ratio excludes non-recurring income and charges, gains on securities transactions, amortization of intangible assets and foreclosed asset expense. Non recurring items in 2003 include a charge of $500,000 relating to the final settlement of credit card vendor litigation. Non-recurring items in 2002 include the UFS recovery of $1,171,000.

(2) Cash-based data excludes the after-tax impact of goodwill and other intangible assets, primarily core deposit premiums:

      Net Income                                     $     7,567   $     7,765    $     3,953
      Amortization of Intangible Assets, net of tax          468           636            219
                                                     -----------   -----------    -----------
      Cash Earnings                                  $     8,035   $     8,401    $     4,172
                                                     ===========   ===========    ===========

      Average tangible assets and average tangible equity exclude $92,295, $92,193 and $5,060, net of tax, for the three months ended March 31, 2003, December 31, 2002 and March 31, 2002, respectively.

United National Bancorp
Consolidated Balance Sheets

                                                      March 31,   December 31,    March 31,
(In Thousands, Except Per Share Data)                   2003          2002          2002
--------------------------------------------------   ----------   ------------   ----------
ASSETS
Cash and Due from Banks                              $   71,257    $   68,759    $   35,755
Short-Term Investments                                       --        40,826            --
Securities Available for Sale, at Market Value          913,000       827,976       557,145
Securities Held to Maturity                              35,098        45,260        41,340
Loans, Net of Unearned Income                         1,740,818     1,665,069     1,256,404
   Less: Allowance for Loan Losses                       21,484        20,407        16,344
                                                     ----------    ----------    ----------
   Loans, Net                                         1,719,334     1,644,662     1,240,060
Premises and Equipment, Net                              35,199        35,673        25,913
Other Real Estate, Net                                      919           570            61
Goodwill                                                 79,663        79,663           106
Intangible Assets, Primarily Core Deposit Premiums       17,922        18,713         4,742
Cash Surrender Value on Life Insurance                   77,620        76,649        57,710
Other Assets                                             27,133        28,948        34,420
                                                     ----------    ----------    ----------
      TOTAL ASSETS                                   $2,977,145    $2,867,699    $1,997,252
                                                     ==========    ==========    ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Demand Deposits                                      $  384,507    $  361,816    $  266,909
Savings Deposits                                        957,643       938,188       557,505
Time Deposits                                           837,566       853,404       579,153
                                                     ----------    ----------    ----------
      Total Deposits                                  2,179,716     2,153,408     1,403,567
Short-Term Borrowings                                   123,595        38,787        71,668
Other Borrowings                                        375,930       376,565       350,804
Other Liabilities                                        32,060        34,259        21,700
                                                     ----------    ----------    ----------
      TOTAL LIABILITIES                               2,711,301     2,603,019     1,847,739
                                                     ----------    ----------    ----------

STOCKHOLDERS' EQUITY
Common Stock ($1.25 Par Value Per Share)                 26,184        26,172        20,280
Additional Paid-In Capital                              237,297       237,002       132,574
Retained Earnings                                        40,240        36,430        30,532
Treasury Stock                                          (41,259)      (39,655)      (31,745)
Accumulated Other Comprehensive Income (Loss)             3,382         4,731        (2,128)
                                                     ----------    ----------    ----------
      TOTAL STOCKHOLDERS' EQUITY                        265,844       264,680       149,513
                                                     ----------    ----------    ----------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $2,977,145    $2,867,699    $1,997,252
                                                     ==========    ==========    ==========

March 31, 2002 has been restated to reflect the expensing of stock options in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," as amended by SFAS No. 148.

United National Bancorp
Consolidated Statements of Income

                                                                    Three Months Ended
                                                           ------------------------------------
                                                           March 31,   December 31,   March 31,
(In Thousands, Except Per Share Data)                         2003         2002          2002
                                                           ---------   ------------   ---------
INTEREST INCOME
Interest and Fees on Loans                                  $26,731       $28,211      $21,039
Interest and Dividends on Securities Available for Sale:
   Taxable                                                    8,618         9,403        7,333
   Tax-Exempt                                                 1,368         1,393        1,090
Interest and Dividends on Securities Held to Maturity:
   Taxable                                                       52            64           73
   Tax-Exempt                                                   311           346          335
Interest on Short-Term Investments                              154           402            3
                                                            -------       -------      -------
      TOTAL INTEREST INCOME                                  37,234        39,819       29,873
                                                            -------       -------      -------

INTEREST EXPENSE
Interest on Savings Deposits                                  2,007         2,496        1,428
Interest on Time Deposits                                     6,935         7,743        5,549
Interest on Short-Term Borrowings                               127           133          536
Interest on Other Borrowings                                  4,538         4,752        4,198
                                                            -------       -------      -------
      TOTAL INTEREST EXPENSE                                 13,607        15,124       11,711
                                                            -------       -------      -------

Net Interest Income                                          23,627        24,695       18,162
Provision for Loan Losses                                     1,470         1,200        4,625
                                                            -------       -------      -------
Net Interest Income After Provision for Loan Losses          22,157        23,495       13,537
                                                            -------       -------      -------

NON-INTEREST INCOME
Trust Income                                                  1,558         1,526        1,537
Service Charges on Deposit Accounts                           1,497         1,565          954
Other Service Charges, Commissions and Fees                   1,054           875          871
Net Gains from Securities Transactions                        2,849           240           --
Income on Life Insurance                                        971         1,044          829
Dissolution of Joint Venture                                     --            --        1,171
Other Income                                                    609           807          546
                                                            -------       -------      -------
      TOTAL NON-INTEREST INCOME                               8,538         6,057        5,908
                                                            -------       -------      -------

NON-INTEREST EXPENSE
Salaries, Wages and Employee Benefits                        10,248         9,059        7,568
Occupancy Expense, Net                                        2,791         1,963        1,429
Furniture and Equipment Expense                               1,351         1,640        1,055
Data Processing Expense                                         977           936        1,130
Amortization of Intangible Assets                               791         1,075          371
Other Expenses                                                4,916         5,188        3,136
                                                            -------       -------      -------
      TOTAL NON-INTEREST EXPENSE                             21,074        19,861       14,689
                                                            -------       -------      -------

Income Before Provision for Income Taxes                      9,621         9,691        4,756
Provision for Income Taxes                                    2,054         1,926          803
                                                            -------       -------      -------
NET INCOME                                                  $ 7,567       $ 7,765      $ 3,953
                                                            =======       =======      =======

NET INCOME PER COMMON SHARE:
   Basic                                                    $  0.40       $  0.40      $  0.27
                                                            =======       =======      =======
   Diluted                                                  $  0.40       $  0.40      $  0.27
                                                            =======       =======      =======

WEIGHTED AVERAGE SHARES OUTSTANDING:
   Basic                                                     18,981        19,230       14,736
                                                            -------       -------      -------
   Diluted                                                   19,141        19,338       14,869
                                                            -------       -------      -------

United National Bancorp
Analysis of Net Interest Income (Tax Equivalent Basis)
(Dollars in thousands)

                                                      -------------------------------   -------------------------------
                                                            First Quarter 2003                Fourth Quarter 2002
                                                      -------------------------------   -------------------------------
                                                        Average               Average     Average               Average
                                                        Balance    Interest    Yield      Balance    Interest    Yield
                                                      ----------   --------   -------   ----------   --------   -------
Assets:
Interest Earning Assets:
Securities Available for Sale:
   Taxable                                            $  645,187    $ 8,795    5.45%    $  670,874    $ 9,539    5.69%
   Tax-Exempt                                            129,972      2,105    6.48%       129,648      2,143    6.62%

Securities Held to Maturity:
   Taxable                                                 4,798         52    4.36%         8,210         64    3.07%
   Tax-Exempt                                             33,095        478    5.78%        39,288        532    5.42%
                                                      ----------    -------    ----     ----------    -------    -----
         Total Securities                                813,052     11,430    5.62%       848,020     12,278    5.78%

Short-Term Investments                                    50,190        154    1.25%       106,959        402    1.47%

Loans (Net of Unearned Income):
   Commercial                                            349,555      4,800    5.57%       348,072      5,416    6.18%
   Real Estate - Commercial                              471,283      8,151    7.01%       494,922      9,902    7.83%
   Real Estate - Residential                             478,215      7,187    6.01%       387,353      5,944    6.14%
   Consumer                                              400,544      6,637    6.72%       398,801      7,000    6.96%
   Credit Card                                                --         --    0.00%            --         --    0.00%
                                                      ----------    -------    ----     ----------    -------    ----

         Total Loans                                   1,699,597     26,775    6.36%     1,629,148     28,262    6.86%
                                                      ----------    -------    ----     ----------    -------    ----

         Total Interest Earning Assets                 2,562,839     38,359    6.03%     2,584,127     40,942    6.28%
                                                      ----------    -------    ----     ----------    -------    ----

Non-Interest Earning Assets:
   Cash and Due From Banks                                68,775                            71,723
   Other Assets                                          163,037                           153,192
   Intangible Assets                                      98,080                            98,129
   Net Unrealized Gain - AFS                              17,737                            15,717
   Allowance for Loan Losses                             (20,869)                          (21,042)
                                                      ----------                        ----------

         Total Non-Interest Earning Assets               326,760                           317,719
                                                      ----------                        ----------

         Total Assets                                 $2,889,599                        $2,901,846
                                                      ==========                        ==========

Liabilities and Stockholders' Equity:
Interest Bearing Liabilities:
   NOW Accounts                                       $  275,100        315    0.46%    $  269,689        476    0.71%
   Money Market Accounts                                 182,085        541    1.21%       170,226        568    1.34%
   Savings Deposits                                      504,040      1,151    0.93%       505,808      1,452    1.15%
   Time Deposits                                         847,145      6,935    3.32%       868,536      7,743    3.54%
                                                      ----------    -------    ----     ----------    -------    ----

         Total Savings and Time Deposits               1,808,370      8,942    2.01%     1,814,259     10,239    2.24%

   Short-term Borrowed Funds                              42,149        127    1.22%        39,968        133    1.32%
   Other Borrowed Funds                                  375,295      4,538    4.88%       370,775      4,752    5.09%
                                                      ----------    -------    ----     ----------    -------    ----

         Total Interest Bearing Liabilities            2,225,814     13,607    2.48%     2,225,002     15,124    2.70%
                                                      ----------    -------    ----     ----------    -------    ----

Non-Interest Bearing Liabilities:
   Demand Deposits and Non-Int. Bearing Savings          362,403                           359,705
   Other Liabilities                                      33,547                            43,082
                                                      ----------                        ----------

         Total Non-Interest Bearing Liabilities          395,950                           402,787
Stockholders' Equity*                                    267,835                           274,057
                                                      ----------                        ----------

         Total Liabilities and Stockholders' Equity   $2,889,599                        $2,901,846
                                                      ==========                        ==========

Net Interest Income (Tax Equivalent Basis)                          $24,752                           $25,818
                                                                    =======                           =======

Net Interest Spread (Tax Equivalent Basis)                                     3.55%                             3.58%
                                                                               ====                              ====

Net Interest Margin (Tax Equivalent Basis)                                     3.88%                             3.99%
                                                                               ====                              ====

                                                             First Quarter 2002
                                                      -------------------------------
                                                        Average               Average
                                                        Balance    Interest    Yield
                                                      ----------   --------   -------
Assets:
Interest Earning Assets:
Securities Available for Sale:
   Taxable                                            $  433,711    $ 7,333     6.76%
   Tax-Exempt                                             97,439      1,677     6.89%

Securities Held to Maturity:
   Taxable                                                 6,621         73     4.43%
   Tax-Exempt                                             34,122        515     6.04%
                                                      ----------    -------    -----
         Total Securities                                571,893      9,598     6.71%

Short-Term Investments                                       601          3     1.86%

Loans (Net of Unearned Income):
   Commercial                                            316,931      4,660     5.96%
   Real Estate - Commercial                              356,638      6,520     7.31%
   Real Estate - Residential                             272,489      4,474     6.57%
   Consumer                                              281,691      4,986     7.18%
   Credit Card                                            15,376        424    11.17%
                                                      ----------    -------    -----

         Total Loans                                   1,243,125     21,064     6.82%
                                                      ----------    -------    -----

         Total Interest Earning Assets                 1,815,619     30,665     6.79%
                                                      ----------    -------    -----

Non-Interest Earning Assets:
   Cash and Due From Banks                                46,887
   Other Assets                                          125,095
   Intangible Assets                                       5,060
   Net Unrealized Gain - AFS                               4,167
   Allowance for Loan Losses                             (12,479)
                                                      ----------

         Total Non-Interest Earning Assets               168,730
                                                      ----------

         Total Assets                                 $1,984,349
                                                      ==========

Liabilities and Stockholders' Equity:
Interest Bearing Liabilities:
   NOW Accounts                                       $  154,087        282     0.74%
   Money Market Accounts                                  77,417        188     0.99%
   Savings Deposits                                      326,643        958     1.19%
   Time Deposits                                         577,443      5,549     3.90%
                                                      ----------    -------    -----

         Total Savings and Time Deposits               1,135,590      6,977     2.49%

   Short-term Borrowed Funds                             102,970        536     2.11%
   Other Borrowed Funds                                  288,885      4,198     5.87%
                                                      ----------    -------    -----

         Total Interest Bearing Liabilities            1,527,445     11,711     3.11%
                                                      ----------    -------    -----

Non-Interest Bearing Liabilities:
   Demand Deposits and Non-Int. Bearing Savings          270,636
   Other Liabilities                                      28,004
                                                      ----------

         Total Non-Interest Bearing Liabilities          298,640
Stockholders' Equity  *                                  158,264
                                                      ----------

         Total Liabilities and Stockholders' Equity   $1,984,349
                                                      ==========

Net Interest Income (Tax Equivalent Basis)                          $18,954
                                                                    =======

Net Interest Spread (Tax Equivalent Basis)                                      3.68%
                                                                               =====

Net Interest Margin (Tax Equivalent Basis)                                      4.19%
                                                                               =====

----------
* Includes Unrealized Gain of $10,819 for first quarter 2003, $10,208 for fourth quarter 2002 and $2,708 for first quarter 2002.

Prior periods are restated to conform with current period presentation.